united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22447

Equinox Funds Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/16

Item 1. Reports to Stockholders.

EQUINOX ASPECT CORE DIVERSIFIED

STRATEGY FUND

CLASS A SHARES : EQAAX

CLASS C SHARES : EQACX

CLASS I SHARES: EQAIX

Annual Report

September 30, 2016

1-888-643-3431

WWW.EQUINOXFUNDS.COM

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer to buy shares of the Equinox Aspect Core Diversified Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

EQUINOX ASPECT CORE DIVERSIFIED STRATEGY FUND

Annual Letter to Shareholders for the year ended September 30, 2016

The Equinox Aspect Core Diversified Strategy Fund (the “Fund”) was launched on November 7, 2014 (Class I Shares, as shown in the table below; Class A and C shares were launched on August 21, 2015).

The Fund’s investment objective is to seek long-term capital appreciation, which is pursued by investing (a) directly or (b) indirectly through its wholly-owned subsidiary, in a combination of

(i)	exposure to a managed futures trading program offered by Aspect Capital Limited (the “Aspect Program”); and

(ii)	a fixed-income portfolio.

PERFORMANCE OF THE FUND

As of 9/30/2016

NAME	TICKER	12 MO RETURN (10/1/2015- 9/30/2016)	CUMULATIVE RETURN SINCE INCEPTION	INCEPTION DATE
Equinox Aspect Core Diversified Strategy Fund – A	EQAAX	-1.77	-1.95%	8/21/2015
Equinox Aspect Core Diversified Strategy Fund – A (with 5.75% maximum sales charge)	EQAAX	-7.38	-7.63%	8/21/2015
Equinox Aspect Core Diversified Strategy Fund – C	EQACX	-2.52	-2.79%	8/21/2015
Equinox Aspect Core Diversified Strategy Fund – I	EQAIX	-1.54	5.55%	11/7/2014
Barclay BTOP50 Index (Managed Futures)	—	-1.84%	3.34%	—

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Barclay BTOP50 Index® seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. Displayed benchmark inception is 11/7/2014.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges. Investments in Managed Futures are speculative, involve substantial risk, and are not suitable for all investors.

Returns of the Fund’s shares for the fiscal year are shown in the table above. The Fund’s primary investment allocation is to the Aspect Program, which is a diversified intermediate to long-term trend-following program. For the year ended September 30, 2016, the Fund’s I shares were slightly down ( –1.54%), although performance since inception is positive.

As shown on page 2, the Aspect Program’s (and consequently the Fund’s) market exposure is well diversified across four major sectors. As of year-end, Equity Indices are the largest gross exposure, followed by Currencies, Interest Rates and Commodities, in that order. It is worth noting that the Aspect Program has long-term target risk exposures to various sectors. The actual sector risk exposures at any time are a function of the signals generated by the trading models: when there are more trends in markets, whether up or down, actual sector risk exposures will tend to be higher. It is also worth distinguishing between “gross” and “net” risk exposures: for example, a sector that has long positions whose risk exposure is 10% and short positions whose risk exposure is 5% will be shown as having a gross risk exposure of 15%, even though its “net” exposure would be 5% long.

SECTOR ALLOCATION

As of 9/30/2016

COMMODITIES	CURRENCIES	INTEREST RATES	EQUITY INDICES	TOTAL
14.00%	24.10%	20.10%	41.80%	100.00%

In terms of sector attribution, Interest Rates were the only positive contributors to performance this year (approximately +300 basis points (“bps”)). Currencies, Equity Indices, and Commodities were the largest detractors from performance, in that order.

The fiscal year started with a difficult month of October (–1.31%). Contrasting market themes at different times during the month caused some volatile intra-month swings in performance. Early in the month, risk appetite appeared to return after poor US labor market data reduced expectations of an interest rate increase. As a result, stock indices rallied and fixed income markets generally sold off, hurting performance on both fronts. But the largest impact came from the resulting rally in commodity prices and the exchange rates of commodity-driven currencies. Short positions in oils, industrial metals and some agricultural markets suffered as prices rallied. Performance recovered for much of the remainder of the month however, as most commodity prices fell back somewhat. The metals sector finished the month with a flat performance, despite losses from a resurgent platinum price. Prices in the energies sector dropped as inventory levels increased, most notably in natural gas where mild weather in North America reduced demand for heating and supplies looked set to reach record levels. Short natural gas exposure was the best performing market for the month and meant the energies sector as a whole also finished profitably. Towards the end of the month, the prevailing market theme changed again after the Federal Open Market Committee (FOMC) announced that the first interest rate increase could still occur in December. This helped to recover some of the earlier losses in currencies, but long positions in fixed income gave back earlier profits and finished the month close to flat.

The next four months proved to be a purple patch for the Fund, which gained more than +5% during this four month period, although December was a slightly negative month. November’s positive performance (+1.80%) was largely driven by the commodities sector. Natural gas prices declined to multi-year lows after inventories in the US reached an all-time high. Performance also benefited from short positions in WTI crude oil as prices declined due to increasing stockpiles in the US and an International Energy Agency (IEA) report which noted that oversupply in the market is likely to persist. Metal’s prices continued their downward trends, largely driven by faltering demand from China. The price of gold also declined as investors reduced their long positions in anticipation of a rate hike by the Federal Reserve. Financial markets were driven by divergent central bank rhetoric for the most part. In the US, the Fed’s latest minutes pointed to an increased likelihood of a rate hike in December – although the pace will likely be gradual from there on – while in the Eurozone, consensus points to additional stimulus. These moves resulted in losses from US fixed income but gains from European fixed income. Gains from long positions in European equity indices and short positions in Chinese indices were partly offset by losses from long US positions. In currencies, net long US Dollar benefited from the ensuing moves.

December (–0.72%) was another volatile month. Early on, the European Central Bank (ECB) surprised markets by delivering an underwhelming set of policy easing measures. As a result, the Euro strengthened, European bond yields jumped and European stock markets fell. These price moves resulted in losses. Long positions in stock indices also suffered from fresh signs of weakness in China’s economy. In the middle of December the US Federal Reserve raised interest rates for the first time since 2006. Although the hike was largely expected by markets, the Fed’s forward guidance reiterated the gradual nature of future tightening, driving both US stocks and the US Dollar higher. Gains were made on short positions in the Canadian Dollar, which fell to an 11-year low. In commodity markets, OPEC (The Organization of Petroleum Exporting Companies) agreed to keep oil output at the current level, causing oils to trade lower and yield profits. The downward trends in energy markets continued through the month, with the International Energy Agency announcing that it expects oil inventories to continue to swell next year as supply outstrips demand.

Despite sharp declines in stock markets, 2016 began strongly, and the Fund had its best month in more than a year (+2.67%). Short positions in oils made gains as prices fell below $30 per barrel for the first time in 12 years, driven by a rise in US inventory levels and the expectation of additional production from Iran. Meanwhile, poor economic data from the US and China raised concerns about the global economy and caused bond markets to rally on safe haven appeal. This led to profits from long fixed income positions. Later in the month, speculation that the European Central Bank would introduce additional stimulus measures and the Bank of Japan’s decision to reduce interest rates led to further profits. The currencies sector was profitable: Sterling fell amid concerns about the health of the UK economy and resulting implications for future rate increases, while the Canadian Dollar continued to weaken, driven by the declining oil price. Some losses came from the stock indices sector, as most stock indices recorded losses during the month, although small profits were made on short positions in the China H-Shares and Hang Seng indices.

The Fund had a good February (+1.35%). Against a background of heightened volatility in equity markets, safe haven assets were favored by investors. This, combined with the material threat of deflation in Europe and Japan, saw investors move into longer maturity fixed income markets. Short exposures to emerging markets, such as the Chinese H-Shares indices, also made gains. Currencies proved to be challenging, as several established trends reversed. The US dollar weakened against its major counterparts, in particular against the Canadian dollar, amid concerns over the vulnerability of the American economy to problems elsewhere. The Swiss franc and the Japanese yen, sought after as safe haven currencies, both rallied despite their respective central banks actively pursuing negative interest rate policies. In commodities, profits continued from bearish trends in natural gas driven by an inventory glut. However, both industrial and precious metals positions incurred small losses. Gold and silver appreciated rapidly during the month as investors sought refuge from the equity sell-off.

The following three months did not go well for the Fund, which lost more than –7% over this three month period. During March (–4.08%), medium-term trend following systems were adversely affected by the general V-shaped performance of markets. Concerns over the global economy abated, with sentiment towards equities buoyed by supportive central bank policy from Japan, Europe and the US. A pronounced rebound in commodity prices spurred substantial rallies in commodity-based and emerging market equity indices and currencies. However, caution over the policy outlook from the Fed weighed on the dollar, defying investors betting on the resumption of the greenback’s rally. This undermined hopes in the Eurozone and Japan of a weaker Euro and Yen to stimulate their economies. US dollar weakness, yen strength and the resurgence in emerging markets were the standout currency trends in March. These moves were reversals of longer-term established trends, and therefore currencies turned out to be a veritable bloodbath. Net long fixed income exposures were similarly affected as a resurgence of global risk appetite led to bonds generally reversing course and trading lower. While some muted gains were made from long US equity positions in the US, shorts in China and other emerging markets resulted in bigger losses. In commodities, short positions incurred losses when energies, in particular natural gas, metals and grains all reversed and rallied during the month.

The pain continued during April (–3.07%). A global government bond sell-off led to losses from long positions. In Europe, yields spiked after the ECB left rates unchanged, but reaffirmed its commitment to return inflation to its target level. Meanwhile US Treasury yields were also boosted, in part by stronger than expected US economic data. Equity markets were whipsawed, affected by the uncertainty surrounding global growth and US monetary policy. Performance from currencies was mixed: the Japanese Yen rose sharply after the Bank of Japan left monetary policy unchanged, but gains here were offset by net short exposure to Sterling, which suffered from sentiment swings regarding Brexit. Losses also came from net long exposure to the Australian Dollar, as speculation of a rate cut increased. Oil markets rebounded, with Brent crude experiencing its biggest monthly gain in seven years, boosted by a weak US Dollar and a decline in US production, leading to losses from short positions in oil markets. Short industrial metals positions also suffered.

Performance was negative, albeit muted, in May (–0.41%). The Fed’s mantra of data dependence once again took center stage as markets weighed a softer US economic outlook against increasingly hawkish guidance from FOMC members. The US dollar appreciated against most of its major peers this month despite having weakened for most of the year. The reversal in the Yen stands out as an example of large currency swings driven by no new information. However, in Australia, rates were surprisingly cut leading to losses in both the currency as well as in short fixed income positions. Equity markets also displayed few trending opportunities other than perhaps the steady decline of volatility. Longer-maturity European fixed income yields continued to drift lower, helping long exposures. Canadian wildfires and supply disruptions in Nigeria set oil on track for its longest streak of monthly gains in five years. After almost two years, net positions in the oils complex turned long towards the end of May, but still ended the month with small losses. The prospect of higher rates in the US reduced the appeal of precious metals, which sold off as a consequence. Losses accrued from long positions in silver and gold, while some offsetting gains were made from the continued rally in the price of soy-related markets.

The Fund bounced back nicely during June (+3.38%). The possibility of the UK’s leaving the EU and the ultimate decision in favor of “Brexit” dominated market moves. Strong demand for the perceived safety of government bonds drove their prices higher. The yield on the 10-year German Bund fell into negative territory, while yields on UK and Japanese bonds also touched record lows, yielding nice profits on long bond positions. Meanwhile, stock markets were unsettled by the uncertainty surrounding the Brexit debate, and some small profits were made on short stock index positions. Gains from the currencies sector came from net long exposure to the Yen, which rallied on safe-haven appeal. A weak US jobs report at the start of June caused the US Dollar to fall, leading to losses from some long US Dollar positions such as the long USD/CHF position. A small gain was made from net short Sterling exposure. In energies, natural gas rallied strongly on supply concerns. Meanwhile agricultural markets provided some strong gains, with sugar and soy prices rallying.

Positive performance (+0.79%) continued into July. The month started with a continuation of the risk-averse market moves seen at the end of June following the Brexit vote. Bonds continued their rally and started to price in likely rate cuts in the UK and Japan and further easing measures in Japan. However, this gave rise to economic optimism in the middle of the month, helped by encouraging payroll, sales and corporate results data in the United States. Global stock markets therefore rallied strongly, with US indices making new highs, and bond markets briefly sold off before recovering in the final week. Stock indices finished as the best performing sector for the month, led by profits from long positions in US and emerging markets indices. Fixed income performance was more variable, reflecting the price oscillations in bond markets through the month, but finished positively overall as gains from UK Gilts and longer maturity US bonds offset losses at the shorter end of the US yield curve and in Japan. Commodity markets saw divergences in direction and in returns. The decline in oil prices as inventories continued to build was profitable for short positions. But the fall in price of many agricultural markets, as crop forecasts improved, represented a reversal of the recent trend. Long positions in sugar and soy markets struggled. However, metals prices generally rallied following strong Chinese Gross domestic product (GDP) data, to the benefit of long positions in the sector.

Unfortunately, negative performance returned in August (–1.48%). Sentiment fluctuated during the month as markets sought clues on how aggressive the Fed would be in its approach to tightening. The dissonance of reports showing a surge in American new home sales but a slowdown in manufacturing brought into question the hawkish tone of recent comments from Fed officials. Some gains were made on long positions in emerging market stock indices but price rallies faded late in the month. Amidst declining volatility, developed market equities drifted sideways. With the exception of UK gilts, longer-term developed economy yields rose a little, leading to losses from long exposures. Net short US dollar positions also resulted in small losses as the dollar rallied after Yellen’s upbeat assessment of the US economy. Crude oil entered a bull market in mid-August, less than three weeks after tumbling into bear market territory. Prices rebounded partly on speculation that OPEC might try to stabilize the market. Expectations of a Fed hike in the near term also led to a selloff in precious metals, particularly silver, resulting in losses from long exposure. However, agricultural commodities were among the best performing markets. A global supply glut in wheat and corn resulted in persistent bearish trends rewarding short grains positions. A continued rally in sugar, largely driven by a stronger Brazilian real, also resulted in gains.

The year ended with a small negative month of September (–0.20%). Speculation surrounding global central bank activity was the key driver behind significant price moves in financial markets. While losses were made from stock indices and fixed income in the first half of the month, performance strongly rebounded in the second half. Gains from agricultural markets and currencies added to the recovery. Global stocks declined after the European Central Bank’s decision to keep monetary policy unchanged. However, they partially recovered after the Federal Reserve kept interest rates on hold while signaling that a December rate rise is still a possibility. Meanwhile, the Bank of Japan unveiled tweaks to its own monetary policy. Bond price movements and their contribution to performance mirrored that of global stock indices, falling in the first half of the month before recovering. Other news included a tentative agreement by OPEC members to cut oil production towards the end of the month, leading to losses from short oils positions. Gains from the currencies sector were driven by US Dollar weakness in the wake of the Federal Reserve’s decision. Metals prices were also boosted by US Dollar weakness, leading to gains from long positions and losses from short positions. In agricultural commodities, long sugar positions made gains as prices rose on Brazilian supply concerns.

MARKET COMMENTARY AND OUTLOOK

The Fund had a negative year of performance following the previous fiscal year’s strong showing. The attribution of this performance has already been discussed.

Uncertainty continues to stalk the markets. Forecasters of interest rates, who have been calling for higher rates for at least the last several quarters, have been off the mark, and bond prices continue to hover around all-time highs. However, it is looking more likely that a hike by the Federal Reserve may be just around the corner. When it happens, this is likely to have knock-on effects in the equity and commodity markets. Managed futures, as an asset class, does not generally seek to predict trends or call market tops and bottoms, which is one of the factors responsible for its long-term historical track record.

Some of the challenges we perceive on the horizon include: Fed policy in the US; the results of the upcoming elections, where the winner(s) could significantly affect the course of world events; the slowing global economy, particularly in China; continuing geopolitical tensions in various parts of the world, particularly the Middle East; the long-term implications of Brexit on the UK and the European Union, and on the rest of the world. Given these challenges, market volatility could eventually trend significantly higher than it has during the last several years, as in fact it did briefly during the first few weeks of 2016, and around the Brexit vote in June 2016.

Although the Fund has been in operation only for a short period of time, Aspect Capital Limited has a track record for the Aspect Diversified Programme (a trading program very similar in many respects to the program the Fund accesses) dating back to 1999. It has historically offered useful diversification benefits, along with what we view as attractive risk-adjusted long-term returns over multiple market cycles. In our opinion, the Fund and the managed futures asset class should continue to offer these potential benefits in a market environment that is still challenging and a geopolitical outlook that remains fraught with uncertainty. In fact, managed futures have historically displayed the ability to earn what has been termed as “crisis alpha:” positive returns during periods when equity markets have collapsed and volatility has increased.

Difficult market conditions, the prevailing climate of economic and geopolitical uncertainty, and the unpredictable nature of financial markets all pose challenges for investors. As of September 30, 2016, we believe that the Fund and the underlying Aspect Program were positioned to potentially perform well under these conditions. As always, we encourage investors to focus on holding a portfolio that blends traditional assets with a strategic and meaningful allocation to alternative assets, appropriate for their long-term goals. A well-balanced portfolio may display lower volatility, while also affording opportunities for potential long-term growth. We believe that the managed futures asset class should play an important role in such a portfolio.

Thank you for investing in the Equinox Aspect Strategy Fund.

DEFINITIONS

Brexit is an abbreviation of “British exit.” It refers to the possibility that Britain will withdraw from the European Union.

A Commodity Trading Advisor (“CTA”) is a trader who may invest in more than 150 global futures markets. They seek to generate profit in both bull or bear markets, due to their ability to go long (buy) futures positions, in anticipation of rising markets, or go short (sell) futures positions, in anticipation of falling markets.

A Derivative Contract is a financial contract which derives its value from the performance of another entity such as an asset, index, or interest rate, called the “underlying”. Derivatives are one of the three main categories of financial instruments, the other two being equities (i.e. stocks) and debt (i.e. bonds and mortgages).

European Central Bank (ECB) is the central bank responsible for the monetary system of the European Union (EU) and the euro currency. The bank was formed in Germany in June 1998 and works with the other national banks of each of the EU members to formulate monetary policy that helps maintain price stability in the European Union.

The Federal Open Market Committee (FOMC) is the branch of the Federal Reserve Board that determines the direction of monetary policy.

Gross domestic product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period.

International Energy Agency (IEA) is an international agency which provides policy advice to 28 member countries. The International Energy Agency (IEA) was founded in 1973-74 during an oil crisis in order to help ensure energy security for member nations. The agency’s primary mandate is to focus on the policies regarding the “three Es”: energy security, economic development and environmental protection.

Long Position refers to the buying of a security such as a stock, commodity or currency, with the expectation that the asset will rise in value.

The Organization of Petroleum Exporting Countries (OPEC) is a group consisting of 12 of the world’s major oil-exporting nations. OPEC is a cartel that aims to manage the supply of oil in an effort to set the price of oil on the world market, in order to avoid fluctuations that might affect the economies of both producing and purchasing countries.

Risk-adjusted return is a mesuare of the return on an investment relative to the risk of that investment, over a specific period, which is generally expressed as a number or rating.

Short Position is a position whereby an investor sells borrowed securities in anticipation of a price decline and is required to return an equal number of shares at some point in the future.

A Trend Following strategy generally seeks to identify the general direction of one or more global market segments (either up or down) using indicators such as current market prices and moving average prices, and buy or sell investments based on the assessment of these trade signals as determined before a trade is made. Trend-following generally focuses on the direction an investment or global market segment already has gone and not on the direction it may go.

5624-NLD-11/07/2016

Equinox Aspect Core Diversified Strategy Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2016

The Fund’s performance figures* for the periods ended September 30, 2016, as compared to its benchmark:

	One		Annualized
	Year	Since Inception (8/21/15)	Since Inception (11/5/14)
Equinox Aspect Core Diversified Strategy Fund
Class A with load	(7.38)%	(6.90)%	N/A
Class A	(1.77)%	(1.76)%	N/A
Class C	(2.52)%	(2.52)%	N/A
Class I	(1.54)%	N/A	2.88%
S&P 500 Total Return Index ^	15.43%	11.38%	5.96%
BTOP 50 Index **	(1.84)%	(1.85)%	1.75%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or on the redemptions of portfolio shares. Performance figures for periods greater than one year are annualized. The returns would have been lower had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses. Per the fee table in the Fund’s prospectus dated February 1, 2016, the Fund’s “Total Annual Fund Operating Expenses” are 2.18%, 2.93% and 1.93% and the Fund’s “Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement)” are 1.70%, 2.45% and 1.45% for Class A, Class C and Class I shares, respectively, of the Fund’s average daily net assets. These expenses may differ from the actual expenses incurred by the Fund for the period covered by this report. Additional information regarding the Fund’s expense ratios is available in the Financial Highlights. For performance information current to the most recent month-end please call 1-888-643-3431.

^	The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.

**	The Barclay BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2016, there are 20 funds in the BTOP50 Index. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
U.S. Treasury Notes	40.8%
U.S. Treasury Bills	28.9%
Other Assets Less Liabilities	30.3%
100.0%

Please refer to the Consolidated Portfolio of Investments in this annual report for a detail of the Fund’s holdings. The value of the Fund’s derivative positions that provide exposure to a managed futures program is included in “other assets less liabilities;” however, the portfolio composition detailed above does not include derivatives exposure. See the accompanying notes for more information on the impact of the Fund’s derivative positions on the consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2016

Principal		Coupon Rate
Amount		(%)	Maturity	Fair Value
	U.S. TREASURY NOTES - 40.8%
$2,000,000	United States Treasury Note	0.8750	7/15/2017	$2,003,906
12,000,000	United States Treasury Note	1.0000	9/15/2017	12,037,032
	TOTAL U.S. TREASURY NOTES (Cost - $14,044,909)			14,040,938

	SHORT-TERM INVESTMENT - 28.9%
	U.S. TREASURY BILL - 28.9%
10,000,000	United States Treasury Bill (a)	0.5300	4/27/2017	9,969,360
	TOTAL U.S. TREASURY BILLS (Cost - $9,969,360)

	TOTAL INVESTMENTS - 69.7% (Cost - $24,014,269)(b)			$24,010,298
	OTHER ASSETS AND LIABILITIES - NET - 30.3%			10,448,557
	TOTAL NET ASSETS - 100.0%			$34,458,855

(a)	Represents discount rate at the time of purchase.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $24,014,269 and differs from market value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized appreciation	$—
Unrealized depreciation	(3,971)
Net unrealized depreciation	$(3,971)

		Unrealized
		Appreciation/
Contracts		(Depreciation)
	SHORT FUTURES CONTRACTS
1	2-Year US Treasury Note Future December 2016
	(Underlying Face Amount at Value $218,468)	$(219)
5	3 Year AUD Government Bond Future December 2016
	(Underlying Face Amount at Value $1,188,495)	(1,881)
1	90 Day Bank Bill Future December 2016
	(Underlying Face Amount at Value $183,863)	(19)

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

		Unrealized
		Appreciation/
Contracts		(Depreciation)
	SHORT FUTURES CONTRACTS (Continued)
5	90 Day Bank Bill Future March 2017
	(Underlying Face Amount at Value $919,024)	$(168)
2	90 Day Bank Bill Future June 2017
	(Underlying Face Amount at Value $367,761)	(93)
3	90 Day Bank Bill Future September 2017
	(Underlying Face Amount at Value $552,430)	(337)
7	90 Day Euro Future March 2017
	(Underlying Face Amount at Value $1,733,463)	(38)
28	90 Day Euro Future June 2017
	(Underlying Face Amount at Value $6,931,050)	(925)
23	90 Day Euro Future September 2017
	(Underlying Face Amount at Value $5,691,350)	(1,000)
13	90 Day Euro Future December 2017
	(Underlying Face Amount at Value $3,215,388)	(375)
8	90 Day Euro Future March 2018
	(Underlying Face Amount at Value $1,978,300)	(813)
2	90 Day Euro Future June 2018
	(Underlying Face Amount at Value $494,425)	(25)
1	90 Day Euro Future September 2018
	(Underlying Face Amount at Value $247,125)	(75)
28	British Pound Future December 2016
	(Underlying Face Amount at Value $2,274,475)	43,894
2	Canadian Dollar Future December 2016
	(Underlying Face Amount at Value $152,570)	(1,130)
6	Corn Future December 2016+
	(Underlying Face Amount at Value $101,025)	(2,975)
1	Euro FX Future December 2016
	(Underlying Face Amount at Value $141,000)	(256)

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

		Unrealized
		Appreciation/
Contracts		(Depreciation)
	SHORT FUTURES CONTRACTS (Continued)
16	FTSE/JSE Africa Top 40 Index Future December 2016
	(Underlying Face Amount at Value $533,523)	$(3,542)
1	FTSE/MIB Index Future December 2016
	(Underlying Face Amount at Value $91,861)	129
2	Gas Oil Future November 2016+
	(Underlying Face Amount at Value $89,550)	(5,300)
1	Gas Oil Future December 2016+
	(Underlying Face Amount at Value $44,825)	(3,225)
1	Gasoline RBOB Future December 2016+
	(Underlying Face Amount at Value $60,253)	(588)
1	LME Aluminum Future December 2016+
	(Underlying Face Amount at Value $41,863)	(2,304)
18	Mexican Peso Future December 2016
	(Underlying Face Amount at Value $460,170)	(5,880)
1	NY Harbor ULSD Heating Oil Future November 2016+
	(Underlying Face Amount at Value $64,609)	(4,351)
1	NY Harbor ULSD Heating Oil Future December 2016+
	(Underlying Face Amount at Value $65,029)	(2,218)
8	Soybean Meal Future December 2016+
	(Underlying Face Amount at Value $239,680)	5,130
3	Swiss Franc Future December 2016
	(Underlying Face Amount at Value $388,125)	(2,113)
35	Wheat Future December 2016+
	(Underlying Face Amount at Value $703,500)	15,213
14	Wheat (KC HRW) Future December 2016+
	(Underlying Face Amount at Value $290,850)	(1,800)
2	WTI Crude Oil Future November 2016+
	(Underlying Face Amount at Value $96,480)	(7,360)
1	WTI Crude Oil Future December 2016+
	(Underlying Face Amount at Value $48,820)	(2,680)
		$12,676

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

		Unrealized
		Appreciation/
Contracts		(Depreciation)
	LONG FUTURES CONTRACTS
1	10 Year AUD Government Bond Future December 2016
	(Underlying Face Amount at Value $810,522)	$207
1	90 Day Euro Euribor Future September 2018
	(Underlying Face Amount at Value $281,853)	—
4	90 Day Euro Euribor Future December 2018
	(Underlying Face Amount at Value $1,127,300)	154
7	90 Day Euro Euribor Future March 2019
	(Underlying Face Amount at Value $1,972,583)	(14)
1	90 Day Sterling (Short Sterling) Future June 2017
	(Underlying Face Amount at Value $162,020)	(32)
1	90 Day Sterling (Short Sterling) Future September 2017
	(Underlying Face Amount at Value $162,036)	(65)
1	90 Day Sterling (Short Sterling) Future December 2017
	(Underlying Face Amount at Value $162,053)	(32)
4	90 Day Sterling (Short Sterling) Future March 2018
	(Underlying Face Amount at Value $648,210)	(130)
9	90 Day Sterling (Short Sterling) Future June 2018
	(Underlying Face Amount at Value $1,458,326)	(211)
6	90 Day Sterling (Short Sterling) Future September 2018
	(Underlying Face Amount at Value $972,120)	(65)
12	90 Day Sterling (Short Sterling) Future December 2018
	(Underlying Face Amount at Value $1,943,850)	16
18	90 Day Sterling (Short Sterling) Future March 2019
	(Underlying Face Amount at Value $2,915,190)	536
3	AEX Index (Amsterdam) Future October 2016
	(Underlying Face Amount at Value $304,679)	5,874
70	Australian Dollar Future December 2016
	(Underlying Face Amount at Value $5,354,300)	75,130
8	CAC 40 10 Euro Future October 2016
	(Underlying Face Amount at Value $399,275)	4,526
22	Canadian 10 Year Bond Future December 2016
	(Underlying Face Amount at Value $2,460,414)	(1,096)
6	Coffee Future December 2016+
	(Underlying Face Amount at Value $340,988)	3,506
1	Copper Future December 2016+
	(Underlying Face Amount at Value $55,263)	488
2	Dax Index Future December 2016
	(Underlying Face Amount at Value $590,382)	2,991

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

		Unrealized
		Appreciation/
Contracts		(Depreciation)
	LONG FUTURES CONTRACTS (Continued)
7	DJIA Index E-Mini Future December 2016
	(Underlying Face Amount at Value $637,665)	$(1,560)
61	Euro BOBL Future December 2016
	(Underlying Face Amount at Value $9,050,143)	21,858
6	Euro BTP Italian Government Bond Future December 2016
	(Underlying Face Amount at Value $964,314)	(2,842)
28	Euro-Bund Future December 2016
	(Underlying Face Amount at Value $5,211,192)	27,462
5	Euro Buxl Future December 2016
	(Underlying Face Amount at Value $1,079,285)	8,222
12	Euro Schatz Future December 2016
	(Underlying Face Amount at Value $1,511,400)	899
14	Euro STOXX 50 Future December 2016
	(Underlying Face Amount at Value $470,801)	4,493
3	FTSE 100 Index Future December 2016
	(Underlying Face Amount at Value $267,401)	1,729
29	H-Shares Index Future October 2016
	(Underlying Face Amount at Value $1,794,832)	(34,781)
14	Hang Seng Index Future October 2016
	(Underlying Face Amount at Value $2,104,170)	(29,482)
4	Japan 10 Year Bond Future December 2016
	(Underlying Face Amount at Value $6,016,000)	24,679
24	Japanese Yen Future December 2016
	(Underlying Face Amount at Value $2,967,150)	29,806
3	LME Nickel Future December 2016+
	(Underlying Face Amount at Value $190,296)	4,936
11	Long Gilt Future December 2016
	(Underlying Face Amount at Value $1,862,289)	(15,130)
10	Mini MSCI EAFE Index Mini Future December 2016
	(Underlying Face Amount at Value $853,350)	(1,200)
52	Mini MSCI Emerging Markets Future December 2016
	(Underlying Face Amount at Value $2,372,500)	(21,120)
15	Nasdaq 100 E-Mini Future December 2016
	(Underlying Face Amount at Value $1,461,075)	23,535
72	New Zealand Dollar Future December 2016
	(Underlying Face Amount at Value $5,230,080)	(27,640)
1	Nikkei 225 Index Future December 2016
	(Underlying Face Amount at Value $82,975)	(2,175)

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

		Unrealized
		Appreciation/
Contracts		(Depreciation)
	LONG FUTURES CONTRACTS (Continued)
8	OAT Euro Future December 2016
	(Underlying Face Amount at Value $1,438,776)	$8,031
21	OMXS30 Index Future October 2016
	(Underlying Face Amount at Value $352,422)	6,898
10	Russell 2000 Index Mini Future December 2016
	(Underlying Face Amount at Value $1,248,300)	7,395
9	S&P E-Mini Future December 2016
	(Underlying Face Amount at Value $972,225)	(3,573)
7	S&P Midcap 400 E-Mini Future December 2016
	(Underlying Face Amount at Value $1,084,720)	(5,135)
11	S&P/TSX 60 IX Future December 2016
	(Underlying Face Amount at Value $1,432,169)	8,582
3	Silver Future December 2016+
	(Underlying Face Amount at Value $288,210)	(6,615)
3	Soybean Future November 2016+
	(Underlying Face Amount at Value $143,100)	(7,200)
8	SPI 200 Future December 2016
	(Underlying Face Amount at Value $829,406)	25,593
2	TOPIX Index Future December 2016
	(Underlying Face Amount at Value $261,200)	(3,652)
2	US 5 Year Note (CBT) Future December 2016
	(Underlying Face Amount at Value $243,032)	(383)
5	US 10 Year Note (CBT) Future December 2016
	(Underlying Face Amount at Value $655,625)	(797)
6	US Long Future Bond Future December 2016
	(Underlying Face Amount at Value $1,008,936)	(8,937)
3	US Ultra Bond Future December 2016
	(Underlying Face Amount at Value $551,625)	(10,391)
38	World Sugar #11 Future March 2017+
	(Underlying Face Amount at Value $978,880)	67,659
		180,947
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS		$193,623

+	This investment is a holding of Equinox Aspect Core Diversified Strategy Fund Limited.

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

ASSETS
Investment securities:
At cost	$24,014,269
At fair value	$24,010,298
Cash	7,661,582
Cash held at broker *	1,982,881
Net unrealized appreciation on futures contracts	193,623
Interest receivable	9,013
Receivable for Fund shares sold	630,016
Prepaid expenses & other assets	36,453
TOTAL ASSETS	34,523,866

LIABILITIES
Due to broker	14,893
Advisory fee payable	11,332
Distribution (12b-1) fees payable	235
Audit and tax fees	34,250
Payable to related parties	3,280
Accrued expenses and other liabilities	1,021
TOTAL LIABILITIES	65,011
NET ASSETS	$34,458,855

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$34,842,616
Accumulated net investment loss	(339,523)
Accumulated net realized loss from futures contacts	(233,890)
Net unrealized appreciation on futures contacts	189,652
NET ASSETS	$34,458,855

Net Asset Value Per Share:
Class A Shares:
Net Assets	$733,873
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	73,541
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$9.98
Maximum offering price per share (maximum sales charges of 5.75%) (a)	$10.59

Class C Shares:
Net Assets	$261,073
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	26,388
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share (a)	$9.89

Class I Shares:
Net Assets	$33,463,909
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,348,311
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.99

*	Segregated as collateral for futures contracts.

(a)	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within 12 months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. A CDSC of 1.00% is assessed on redemptions of Class C shares made within one year after a purchase of such shares.

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended September 30, 2016

INVESTMENT INCOME
Interest	$84,404

EXPENSES
Investment advisory fees	432,002
Distribution (12b-1) fees
Class A	466
Class C	2,063
Registration fees	64,860
Printing and postage expenses	46,846
Audit fees	33,056
Accounting services fees	32,501
Administrative services fees	17,615
Legal fees	17,385
Transfer agent fees	10,757
Compliance officer fees	10,547
Custodian fees	7,489
Trustees fees and expenses	2,323
Non 12b-1 shareholder services fee	241
Other expenses	8,455
TOTAL EXPENSES	686,606

Less: Fees waived by the Advisor	(201,985)

NET EXPENSES	484,621
NET INVESTMENT LOSS	(400,217)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on futures contracts	(59,827)

Net change in unrealized depreciation on:
Investments	(3,971)
Futures contracts	(56,435)
(60,406)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(120,233)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(520,450)

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended	For the Period Ended
	September 30,	September 30,
	2016	2015(a)
FROM OPERATIONS
Net investment loss	$(400,217)	$(331,925)
Net realized gain/(loss) on futures contracts	(59,827)	1,944,009
Net change in unrealized appreciation/(depreciation) on futures contracts	(60,406)	250,058
Net increase/(decrease) in net assets resulting from operations	(520,450)	1,862,142

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(31)	—
Class C	(1,110)	—
Class I	(419,036)	—
From net realized gains:
Class A	(100)	—
Class C	(3,451)	—
Class I	(1,301,725)	—
From distributions to shareholders	(1,725,453)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	921,361	2,500
Class C	318,308	2,500
Class I	2,331,438	30,278,325
Net asset value of shares issued in reinvestment of distributions:
Class A	131	—
Class C	4,561	—
Class I	1,594,163	—
Payments for shares redeemed:
Class A	(189,345)	—
Class C	(54,466)	—
Class I	(366,860)	—
Net increase in net assets from shares of beneficial interest	4,559,291	30,283,325

TOTAL INCREASE IN NET ASSETS	2,313,388	32,145,467

NET ASSETS
Beginning of Period	32,145,467	—
End of Period*	$34,458,855	$32,145,467
* Includes accumulated net investment loss of:	$(339,523)	$(331,925)

SHARE ACTIVITY
Class A:
Shares Sold	91,895	233
Shares Reinvested	13	—
Shares Redeemed	(18,600)	—
Net increase in shares of beneficial interest outstanding	73,308	233

Class C:
Shares Sold	30,960	233
Shares Reinvested	452	—
Shares Redeemed	(5,257)	—
Net increase in shares of beneficial interest outstanding	26,155	233

Class I:
Shares Sold	229,565	2,997,230
Shares Reinvested	157,838	—
Shares Redeemed	(36,322)	—
Net increase in shares of beneficial interest outstanding	351,081	2,997,230

(a)	The Equinox Aspect Core Diversified Strategy Fund commenced operations on November 5, 2014.

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	For the Year Ended	Period Ended
	September 30,	September 30,
	2016	2015 (1)
Net asset value, beginning of period	$10.73	$10.75
Activity from investment operations:
Net investment loss (2)	(0.15)	(0.02)
Net realized and unrealized gain/(loss) on investments & future contracts	(0.04)	0.00	(3,8)
Total from investment operations	(0.19)	(0.02)
Less distributions from:
Net investment income	(0.13)	—
Net realized gains	(0.43)	—
Total distributions	(0.56)	—
Net asset value, end of period	$9.98	$10.73
Total return (4)	(1.77)%	(0.19	)% (5)
Net assets, at end of period (000’s)	$734	$2
Ratio of gross expenses to average net assets (6)	2.29%	2.26	% (7)
Ratio of net expenses to average net assets	1.70%	1.89	% (7)
Ratio of net investment loss to average net assets	(1.44)%	(1.51	)% (7)
Portfolio Turnover Rate	0%	0	% (5)

(1)	The Equinox Aspect Core Diversified Strategy Fund Class A commenced operations on August 21, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the timing of share transactions for the period.

(4)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns would be lower absent fee waivers. Total returns shown exclude the effect of the maximum appicable sales charge of 5.75% and, if applicable, wire redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	Amount is less than $0.005.

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	For the Year Ended	Period Ended
	September 30,	September 30,
	2016	2015 (1)
Net asset value, beginning of period	$10.72	$10.75
Activity from investment operations:
Net investment loss (2)	(0.22)	(0.03)
Net realized and unrealized gain/(loss) on investments & future contracts	(0.04)	0.00	(3,8)
Total from investment operations	(0.26)	(0.03)
Less distributions from:
Net investment income	(0.14)	—
Net realized gains	(0.43)	—
Total distributions	(0.57)	—
Net asset value, end of period	$9.89	$10.72
Total return (4)	(2.52)%	(0.28	)% (5)
Net assets, at end of period (000’s)	$261	$2
Ratio of gross expenses to average net assets (6)	3.07%	3.02	% (7)
Ratio of net expenses to average net assets	2.45%	2.64	% (7)
Ratio of net investment loss to average net assets	(2.19)%	(2.26	)% (7)
Portfolio Turnover Rate	0%	0	% (5)

(1)	The Equinox Aspect Core Diversified Strategy Fund Class C commenced operations on August 21, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the timing of share transactions for the period.

(4)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns would be lower absent fee waivers. Total returns shown exclude the effect of the maximum appicable sales charge and, if applicable, wire redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	Amount is less than $0.005.

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	For the Year Ended	Period Ended
	September 30,	September 30,
	2016	2015 (1)
Net asset value, beginning of period	$10.72	$10.00
Activity from investment operations:
Net investment loss (2)	(0.12)	(0.13)
Net realized and unrealized gain/(loss) on investments & future contracts	(0.04)	0.85
Total from investment operations	(0.16)	0.72
Less distributions from:
Net investment income	(0.14)	—
Net realized gains	(0.43)	—
Total distributions	(0.57)	—
Net asset value, end of period	$9.99	$10.72
Total return (3)	(1.54)%	7.20	% (6)
Net assets, at end of period (000’s)	$33,464	$32,140
Ratio of gross expenses to average net assets (4)	2.06%	1.93	% (5)
Ratio of net expenses to average net assets	1.45%	1.45	% (5)
Ratio of net investment loss to average net assets	(1.20)%	(1.36	)% (5)
Portfolio Turnover Rate	0%	0	% (6)

(1)	The Equinox Aspect Core Diversified Strategy Fund Class I commenced operations on November 5, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns would be lower absent fee waivers. Total returns shown exclude the effect of wire redemption fees.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	Annualized.

(6)	Not annualized.

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2016

1.	ORGANIZATION

The Equinox Aspect Core Diversified Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Equinox Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 2, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to achieve long term capital appreciation.

The Fund offers Class A, Class C, and Class I (Institutional) Shares. Class I shares commenced operations on November 5, 2014. Class A shares and Class C shares commenced operations on August 21, 2015. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within 12 months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. A CDSC of 1.00% is assessed on redemptions of Class C shares made within one year after a purchase of such shares Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality,

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2016 for the Fund’s assets and liabilities measured at fair value:

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Notes	$—	$14,040,938	$—	$14,040,938
U.S. Treasury Bill	—	9,969,360	—	9,969,360
Futures Contracts	193,623	—	—	193,623
Total	$193,623	$24,010,298	$—	$24,203,921

There were no transfers between levels during the period.

It is the Fund’s policy to record transfers between levels the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

See Consolidated Portfolio of Investments for more information related to the Fund’s investments.

Consolidation of Subsidiary – The Consolidated Financial Statements of the Fund include the accounts of its subsidiary, Equinox Aspect Core Diversified Strategy Fund Limited (“EACDS-CFC”), a wholly-owned and controlled foreign corporation (“CFC”). All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest approximately 25% of its total assets in a CFC which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

To facilitate the Fund’s pursuit of its investment objective, EACDS-CFC utilizes futures contracts in broadly diversified global (i.e. U.S. and non- U.S.) markets across four major asset classes: commodities, currencies, fixed income, and stock indices. In accordance with its investment objective and through its exposure to these futures contracts, the Fund may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s Prospectus.

A summary of the Fund’s investments in the EACDS-CFC is as follows:

			% Of the Fund’s Total
	Inception Date of	EACDS-CFC Net Assets at	Net Assets at
	EACDS -CFC	September 30, 2016	September 30, 2016
EACDS-CFC	11/6/2014	$ 399,075	1.16%

For tax purposes, EACDS-CFC is an exempted Cayman investment company. EACDS-CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, EACDS-CFC is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, EACDS-CFC’s net income and capital gains, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated Fund of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk exists in that part of the Fund’s cash is held at the Broker. The Fund could be unable to recover assets held at the Broker, including assets directly traceable to the Fund, in the event of the Broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year 2015 or expected to be taken on the Fund’s 2016 return. The Fund identifies its major tax jurisdictions as U.S. Federal, Colorado and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities or cash equivalents having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period of this report the Fund traded various futures contracts in a manner consistent with the Aspect Core Diversified managed futures trading program consistent with its investment strategy. The Fund is permitted to use derivatives to gain exposure to the asset class and for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”).

For the year ended September 30, 2016, the net change in unrealized appreciation on futures contracts amounted to $(56,435). For the year ended September 30, 2016, the Fund had a realized loss of $59,827 from futures contracts.

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2016:

Location on the Consolidated Statement of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net unrealized appreciation on futures contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of September 30, 2016:

Asset Derivatives Investment Fair Value

					Total as of
	Commodity	Currency	Equity	Interest Rate	September 30, 2016
Futures Contracts	$50,316	$111,827	$(14,475)	$45,955	$193,623

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended September 30, 2016:

Derivative Investment Type	Location of Gain/(Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts
Net realized loss on futures contracts
Net change in unrealized depreciation on futures contracts

The following is a summary of the Fund’s realized and unrealized gain (loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended September 30, 2016:

Net Change in unrealized appreciation/(depreciation) on derivatives recognized in the Consolidated Statement of Operations

					Total for the
					year ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	September 30, 2016
Futures	$75,529	$46,310	$(73,722)	$(104,552)	$(56,435)

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations

					Total for the
					year ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	September 30, 2016
Futures	$(392,842)	$(602,550)	$(298,150)	$1,233,715	$(59,827)

The notional value of the derivative instruments outstanding as of September 30, 2016 as disclosed in

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

the Consolidated Portfolio of Investments and the amounts of realized and changes in unrealized losses on derivative instruments during the period as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets

It is the Fund’s policy to recognize a net asset or liability equal to the unrealized appreciation (depreciation) of futures contracts. During the year ended September 30, 2016, the Fund is subject to a master netting arrangement for futures. The following table shows additional information regarding the offsetting of assets and liabilities at September 30, 2016.

					Gross Amounts Not Offset in the Statement of Assets
Assets					& Liabilities
			Gross Amounts of
			Liabilities Offset in the	Net Amounts of Assets
	Gross Amounts of		Statement of Assets &	Presented in the Statement of	Financial	Cash Collateral		Net
	Recognized Assets		Liabilities	Assets & Liabilities	Instruments	Pledged		Amount
Description
Long Futures Contracts	$365,205	(1)	$(184,258)	$180,947	$—	$180,947	(2)	$—
Short Futures Contracts	64,366	(1)	(51,690)	12,676	—	12,676	(2)
Net Unrealized Appreciation on
Futures Contracts	$429,571	(1)	$(235,948)	$193,623	$—	$193,623	(2)	$—

(1)	Gross unrealized appreciation (depreciation) as presented in the Consolidated Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and accordingly, does not include excess collateral pledged.

Allocation of Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis. Expenses specifically attributable to a particular Fund in the Trust are borne by that Fund. Other expenses are allocated to each Fund based on its net assets in relation to the total net assets of all the applicable Funds in the Trust or another reasonable basis.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, there were no purchases or sales of Fund securities, other than short-term investments and U.S. government securities.

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Equinox Institutional Asset Management, LP serves as the Fund’s Investment Advisor (the “Advisor”). The Advisor has engaged Aspect Capital Limited as the Fund’s Sub-Advisor (the “Sub-Advisor”).

Effective October 14, 2015, the investment advisory business of Equinox Funds Management, LLC (“EFM”) with respect to Equinox Aspect Core Diversified Strategy Fund (the “Fund”) was transferred to Equinox Institutional Asset Management, LP (“EIAM”) and EIAM became the investment adviser for the Fund. EFM and EIAM are both solely controlled subsidiaries of Equinox Financial Group, LLC. The investment advisory businesses of EFM and EIAM with respect to the Fund are being consolidated to achieve greater operational efficiency and simplify the organizational structure. The appointment of EIAM does not change the portfolio management team, investment strategies, investment advisory fees charged to the Fund or the terms of the investment advisory agreement (other than the identity of the adviser). Pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.30% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement between the Advisor and Sub-Advisor, on behalf of the Fund, the Advisor, not the Fund, pays the Sub-Advisor a fee, which is computed and accrued daily and paid monthly. For the year ended September 30, 2016, the Advisor earned fees of $432,002.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until November 5, 2017, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding brokerage fees and commissions, “Acquired Fund” fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed the following:

Annualized Expense Limitation

Class A	1.70%
Class C	2.45%
Class I	1.45%

For the year ended September 30, 2016, the Advisor waived fees in the amount of $201,985.

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than 1.70%, 2.45% and 1.45% per annum of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 1.70%, 2.45% and 1.45% of average daily net assets for Class A, Class C and Class I shares, respectively. If Fund operating expenses attributable to Class A, Class C and Class I shares subsequently exceed 1.70%, 2.45% and 1.45%, respectively, per annum of the average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses for a Class do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. The Board may terminate this expense reimbursement arrangement at any time. The Advisor may seek reimbursement for the following amounts through the expiration dates listed below:

Expiration Date	Amount
9/30/2018	$116,266
9/30/2019	$201,985

The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust, on behalf of the Fund, has adopted the Trust’s Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 as amended (the “Plan”), to pay for certain distribution activities and shareholder services at an annual rate of 0.25% of its average daily net assets for Class A shares and 1.00% of its average daily net assets for Class C shares, which is paid to the Distributor. During the year ended September 30, 2016, the Fund accrued $466 and $2,063 in 12b-1 fees for Class A and Class C, respectively. For the year ended September 30, 2016, the Distributor received $502 and $500 in underwriting commissions for sales of Class A and Class C shares, $77 and $0 of which was retained by the principal underwriter or other affiliated broker-dealers, respectively.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year ended September 30, 2016 was as follows:

September 30, 2016
Ordinary Income	$1,016,041
Long-Term Capital Gain	709,412
Return of Capital	—
$1,725,453

The fund did not have distributions for the year ended September 30, 2015.

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$412,550	$—	$(322,298)	$(386,633)	$(129,112)	$41,732	$(383,761)

The differences between book basis and tax basis unrealized appreciation, net accumulated realized loss, and accumulated net investment income are primarily attributable to the mark-to-market on open future contracts and tax adjustments relating to the Fund’s holding in Equinox Aspect Core Strategy Fund Limited.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $322,298.

At September 30, 2016, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Expiring	Non-Expiring	Non-Expiring
FYE	Short-Term	Long-Term	Total
$—	$220,987	$165,646	$386,633

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses) and the reclass of Fund distributions, resulted in reclassifications for the Fund for the fiscal year ended September 30, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$812,796	$(812,796)

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of September 30, 2016, beneficial ownership in excess of 25% is as follows:

Beneficial Owner	% of Outstanding Shares
Alyssum Investments Limited	91%

7.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued. Management has concluded that there were no events or transactions requiring adjustment or disclosure in the consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Equinox Funds Trust

and the Shareholders of Equinox Aspect Core Diversified Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Equinox Aspect Core Diversified Strategy Fund (the Fund), a series of Equinox Funds Trust, as of September 30, 2016, and the related consolidated statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from November 5, 2014 (commencement of operations) through September 30, 2015. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equinox Aspect Core Diversified Strategy Fund as of September 30, 2016, and the results of their operations for the year then ended, the changes in net assets and the financial highlights for the year then and for the period from November 5, 2014 (commencement of operations) through September 30, 2015 in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Denver, Colorado

November 29, 2016

Equinox Aspect Core Diversified Strategy Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares and Class C shares; and (2) ongoing costs, including management fees; distribution and/or services (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 through September 30, 2016.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Expenses Paid	Annualized
	Account Value	Value	During Period*	Expense
Actual	4-1-16	9-30-16	4/1/16 – 9/30/16	Ratio
Class A	$ 1,000.00	$ 988.10	$ 8.45	1.70%
Class C	1,000.00	984.10	12.15	2.45%
Class I	1,000.00	989.10	7.21	1.45%

		Ending
Hypothetical	Beginning	Account	Expenses Paid	Annualized
(5% return before expenses)	Account Value	Value	During Period*	Expense
	4-1-16	9-30-16	4/1/16 – 9/30/16	Ratio
Class A	$ 1,000.00	$ 1,016.50	$ 8.57	1.70%
Class C	1,000.00	1,012.75	12.33	2.45%
Class I	1,000.00	1,017.75	7.31	1.45%

*	Actual expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

Equinox Aspect Core Diversified Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2016

Approval of Continuation of Investment Advisory Agreement

At a meeting held on August 17, 2016 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of Equinox Funds Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as such term is defined in the Investment Company Act of 1940 (the “1940 Act”), (“Independent Trustees”), unanimously approved the continuation of the advisory agreement between the Trust on behalf of the Equinox Aspect Core Diversified Strategy Fund (the “Fund”), and Equinox Fund Management, LLC (“EIAM” or the “Adviser”) (the “Advisory Agreement”); and (b) a sub-advisory agreement among the Trust, on behalf of the Fund, EIAM and Aspect Capital Limited (“Aspect” or the “Sub-Adviser”) (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”). In determining whether to approve the Agreements, the Trustees considered information provided by the Adviser and Sub-Adviser in accordance with Section 15(c) of the 1940 Act. In determining whether to approve the Agreements, the Trustees considered information provided by the Adviser and Sub-Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser and Sub-Adviser provided regarding (i) the services performed for the Fund; (ii) the size and qualifications of EIAM’s and Aspect’s portfolio management staff; (iii) any potential or actual material conflicts of interest which may arise in connection with EIAM’s or Aspect’s management of the Fund; (iv) investment performance; (v) the capitalization and financial condition of EIAM and Aspect; (vi) a comparison of the advisory fee charged by EIAM to the Fund and the expense ratios of the Fund to the advisory fees and expense ratios of comparable funds; (vii) Aspect’s sub-advisory fee arrangements with EIAM; (viii) brokerage selection procedures (including soft dollar arrangements, if any); (ix) the procedures for allocating investment opportunities between the Fund and other clients; (x) results of any regulatory examination, including any recommendations or deficiencies noted; (xi) any litigation, investigation or administrative proceeding which may have a material impact on EIAM’s or Aspect’s ability to service the Fund; (xii) EIAM’s and Aspects’s internal programs for ensuring compliance with the Fund’s investment objectives, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements; (xiii) EIAM’s proxy voting policies, and (xiv) details regarding, and quantification of, any fee sharing arrangements with respect to the distribution of shares of the Fund.

The Board noted that EIAM had provided information regarding the advisory fees and an analysis of these fees in relation to the delivery of services to the Fund, the costs of providing such services and the profitability of the firm in general and as a result of the fees received from the Fund. The Board further discussed the services provided by EIAM and Aspect pursuant to the Aspect Agreements. The Trustees noted the reports provided at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies and limitations; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees also noted their receipt of the memorandum from legal counsel regarding the legal standard applicable to their review of the Advisory Agreement.

The Trustees’ evaluation of the services provided by EIAM took into account the Trustees’ knowledge and familiarity gained as Board members, including the scope and quality

Equinox Aspect Core Diversified Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2016

of EIAM’s investment management capabilities in selecting managed futures programs, allocating assets across various managed futures programs, and managing certain types of assets in-house (e.g., fixed income securities and derivatives), and its compliance responsibilities. The Trustees considered EIAM’s and Aspect’s personnel and the depth of EIAM’s and Aspect’s personnel who possess the experience to provide investment management services to the Fund. Based on the information provided by EIAM and Aspect, the Trustees concluded that (i) the nature, extent and quality of the services to be provided by EIAM and Aspect are appropriate and consistent with the terms of the Aspect Agreements including the advisory fee and sub-advisory fee, (ii) the Fund is likely to benefit from the continued receipt of EIAM’s and Aspect’s services under the Aspect Agreements, and (iii) EIAM and Aspect have sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and they have demonstrated continuing ability to attract and retain qualified personnel.

The Trustees considered the overall investment performance of EIAM and the Fund. The Trustees reviewed performance information for the Fund for the year ended June 30, 2016, including a comparison to the Barclays BTOP50 (“Index”) and five other investment companies employing a single CTA managed futures strategy that were identified by EIAM as comparable (“Peer Funds”). The Trustees also received performance information for six other single CTA mutual funds managed by EIAM for the same period. The Trustees also reviewed the EIAM’s commentary regarding the performance data and the various factors contributing to the Fund’s short-term performance, noting that longer-term performance was not available. The Trustees noted that the Fund underperformed the Index and four out of five of the Peer Funds and four out of six of the EIAM managed funds for the one-year period ending June 30, 2016. The Trustees considered explanations provided by the Adviser regarding the various factors contributing to the Fund’s relative performance, including, among other things, differences in the Fund’s investment strategies and portfolio construction in comparison to the Peer Funds. In the case of lagging performance relevant to the Peer Fund or Index for certain periods (but not necessarily all periods), the Trustees considered other factors that supported the continuation of the Aspect Agreements, including the following: (i) that EIAM’s investment decisions, such as security selection and sector allocation, attributing to such underperformance were reasonable and consistent with the Fund’s investment objective and policies; (ii) that the Fund had a limited history of investment performance having commenced operations on November 5, 2014 and that the Fund had outperformed three out of five of the Peer Funds for the period since inception through June 30, 2016; and (iii) that many of the Peer Funds are larger in size than the Fund, and this factor may be noted when considering the relative performance of the Fund. Taking note of the EIAM’s discussion of (i) the various factors contributing to the Fund’s performance and (ii) its continuing commitment to the Fund’s current investment strategy, respectively, the Independent Trustees concluded that the recent investment performance of the Fund was satisfactory.

The Trustees noted that EIAM and Aspect had each provided information regarding their advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from EIAM’s and Aspect’s respective relationship with the Fund. The Trustees considered the advisory fees paid to EIAM and Aspect, the total expenses of the Fund, and EIAM’s commitment to continue to waive its advisory fees and/or reimburse Fund

Equinox Aspect Core Diversified Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2016

expenses in order to maintain stated caps on Fund operating expenses. The Trustees considered the rate of the investment advisory fee and other expenses paid by the Fund under the Advisory Agreement as compared to those of representative comparable funds managed by Equinox and other investment advisers. The Trustees noted that the investment advisory fee and total operating expenses for the Fund were within the range of contractual advisory fee rates and total operating expenses for the Peer Funds, as indicated in materials prepared for the Board by Equinox, based on information contained in various publicly available documents. The Trustees noted that EIAM waived a portion of its advisory fee with respect to the Fund in order to maintain the stated cap on Fund operating expenses. The Trustees also considered the fees that Aspect charges to other accounts it manages and evaluated explanations provided by Aspect as to differences in fees to be received under the Sub-Advisory Agreement and other similarly managed accounts.

The Trustees noted that the contractual sub-advisory fees under the Sub-Advisory Agreement would be paid by the EIAM out of the advisory fees it receives from the Fund, and considered the impact of such sub-advisory fee on the pro forma estimated profitability of EIAM expected to derive from its relationship with the Fund. The Trustees concluded that the advisory fee and services provided by EIAM are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting. The Trustees concluded that the investment advisory fees to be paid by the Fund to EIAM and to be paid by EIAM to Aspect were fair and reasonable.

Trustees also considered (i) the costs of the services provided by EIAM and Aspect, (ii) the compensation and benefits received by EIAM and Aspect in providing services to the Fund, and (iii) their profitability. The Trustees were provided with EIAM’s and Aspect’s most recent financial statements. The Trustees noted that the level of profitability of EIAM is an appropriate factor to consider in providing services to the Fund, and the Trustees should be satisfied that EIAM’s profits are sufficient to continue as healthy, ongoing concerns generally and as investment adviser of the Fund specifically. In considering the profitability of Aspect of its relationship with the Fund, the Board noted the undertakings of EIAM with respect to the expense limitation for the Fund and also noted that the sub-advisory fees under the Sub-Advisory Agreement are paid by EIAM out of the advisory fee it receives under the Advisory Agreement and, in addition, were negotiated at arm’s length. As a consequence, the profitability to Aspect of its relationship with the Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the economies of scale in Aspect’s management of the Fund to be a substantial factor in its consideration although the Board noted that the sub-advisory fee schedule for the Fund did not currently contemplate breakpoints that would reduce the sub-advisory fee rate payable by EIAM. Based on the information provided, the Trustees concluded that EIAM’s fees and any profit derived from its relationship with the Trust in light of the Fund’s expenses, are reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. In so concluding, the Trustees noted that EIAM has contractually agreed to waive the fee it receives from the Fund in an amount equal to the management fee paid to EIAM by the Fund’s wholly-owned subsidiary. The Trustees also concluded that the overall

Equinox Aspect Core Diversified Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2016

expense ratio of the Fund is reasonable, taking into account the size of the Fund, the quality of services provided by EIAM and the expense limitations agreed to by EIAM.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale may be achieved at higher asset levels for the Fund for the benefit of Fund shareholders but that because such economies of scale did not yet exist and were not likely to exist in the near term, it was not appropriate to incorporate a mechanism for sharing the benefit of such economies with Fund shareholders in the advisory fee structure at this time.

In voting to approve the Agreements, the Trustees considered all factors it deemed relevant to evaluating the Aspect Agreements. In arriving at its decision, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, the Trustees determined that the overall arrangements between the Fund and EIAM and Aspect, as provided in the Aspect Agreements, are fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant. The Board determined that the approval of the Agreements would be in the best interests of the Fund and its shareholders. As a result, The Board, including a majority of Independent Trustees, unanimously approved the continuation of the Advisory Agreement and the Sub-Advisory Agreement, for an additional one year period each.

Equinox Aspect Core Diversified Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2016

Independent Trustees

Name and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Last Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last Five Years
David P. Demuth 1945	Trustee Since December 2010	Consultant, CFO Consulting Partners, LLC since May 2004.	8	None
Kevin R. Green 1954	Trustee Since December 2010	CEO of TT holding and Investment Bank, Advisory and Principal Investing business since 1997.	8	Director of BlueCross BlueShield of Minnesota (healthcare services).
Jay Moorin 1951	Trustee Since December 2010	Managing Partner, ProQuest Management, LLC from September 1998 to present.	8	None

Interested Trustee

Name and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last Five Years
Robert J. Enck 1962	Chairman, Trustee, President and Principal Executive Officer Since December 2010	President and Chief Executive Officer, Equinox Institutional Asset Management, LP (since 2015); President and Chief Executive Officer, Equinox Fund Management, LLC (since 2007).	8	Executive Committee Member of The Frontier Fund (commodity pool).

Equinox Aspect Core Diversified Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2016 (Continued)

Executive Officers

Name and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Past Five Years
Laura Latella	Treasurer, Principal Financial Officer and Secretary Since November 1, 2016	Chief Administrative Officer, Equinox Institutional Asset Management, LP (since May 2016); Consultant, Equinox Institutional Asset Management, LP (January 2016 – April 2016); Treasurer, CFO, Principal, 6800 Capital, LLC (May 1994 – January 2016).	N/A	N/A
Laura Szalyga 1978	Assistant Treasurer since August 2014	Vice President (since 2015), Assistant Vice President (2011 to 2015) of Fund Administration, Gemini Fund Services, LLC; Assistant Vice President of Fund Administration, BNY Mellon (2004-2011).	N/A	N/A
James P. Ash 1976	Assistant Secretary Since December 2010	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 -2012); Director of Legal Administration, Gemini Fund Services, LLC (2009-2011); Assistant Senior Vice President of Legal Administration, Gemini Fund Services, LLC (2008-2011).	N/A	N/A
Emile R. Molineaux 1962	Chief Compliance Officer and Anti-Money Laundering Officer Since December 2010	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003-2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011)	N/A	N/A

*	Each Trustee and Officer shall serve until death, resignation or removal.

**	The term “Fund Complex” refers to the Equinox Funds Trust.

***	Directorships are held in a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act or subject to the requirements of section 15(d) of the Securities Exchange Act or a company registered as an investment company under the 1940 Act.

PRIVACY NOTICE

Rev. August 2011

FACTS	WHAT DOES EQUINOX FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Equinox Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Equinox Funds Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-643-3431

Rev. August 2011

Who we are
Who is providing this notice?	Equinox Funds Trust
What we do
How does Equinox Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Equinox Funds Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

  ■       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■       Affiliates from using your information to market to you

■       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Equinox Funds Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Equinox Funds Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Equinox Funds Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-643-3431 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended December and June) on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-643-3431.

INVESTMENT ADVISOR
Equinox Institutional Asset Management, LP
47 Hulfish Street, Suite 510
Princeton, NJ 08542

INVESTMENT SUB-ADVISOR
Aspect Capital Limited
10 Portman Square
London, W1H6A2
United Kingdom

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's Principal executive officer, Principal financial officer, Principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert. (a)(1)i The Registrant’s board of trustees has determined that David DeMuth is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. DeMuth is independent for purposes of this Item 3.

(a)(2) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $25,000

2015 - $25,000

(b)	Audit-Related Fees

2016 – None

2015 – None

(c)	Tax Fees

2016 - $8,000

2015 - $8,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

2015 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the Principal accountant's engagement were attributed to work performed by persons other than the Principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

2016 – None

2015 – None

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the Principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the Principal executive officer and Principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s Principal executive officer and Principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics is filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Equinox Funds Trust

By (Signature and Title)

/s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date 12/7/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date 12/7/2016

By (Signature and Title)

/s/ Laura Latella

Laura Latella, Principal Financial Officer

Date 12/7/2016